Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group

Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act





I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Growth Fund, Scudder Strategic Growth Fund, a series of Scudder Growth Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




May 28, 2004                                 /s/Richard T. Hale
                                             Richard T. Hale
                                             Chief Executive Officer
                                             Scudder Growth Fund, Scudder
                                             Strategic Growth Fund, a
                                             series of Scudder Growth Trust

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                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group

Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act





I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Growth Fund, Scudder Strategic Growth Fund, a series of Scudder Growth Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




May 28, 2004                                 /s/Charles A. Rizzo
                                             Charles A. Rizzo
                                             Chief Financial Officer
                                             Scudder Growth Fund, Scudder
                                             Strategic Growth Fund, a
                                             series of Scudder Growth Trust